UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011 (June 14, 2011)

BIOMIMETIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067

(Address of principal executive offices) (Zip code)

(615) 844-1280

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

            On June 14, 2011, BioMimetic Therapeutics, Inc. (the “Company”) filed a certificate of amendment to its Amended and Restated Certificate of Incorporation in order to increase the number of shares of the Company’s Common Stock, par value $0.001 per share, authorized for issuance from 37,500,000 to 100,000,000 (the “Certificate of Amendment”).

            The foregoing description of the Certificate of Amendment is only a summary and is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.05        Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

            On June 14, 2011, the Board of Directors of the Company approved a revised Code of Business Conduct and Ethics (the "Revised Code").  The revisions include: (1) the addition of a section regarding the protection and use of personal data; (2) the addition of a section prohibiting workplace violence and weapons; (3) the addition of a section regarding substance abuse at work; (4) the addition of a section prohibiting unauthorized corporate communications; and (5) and the inclusion of the Company’s existing Insider Trading Policy as an addendum to the Revised Code.  The Revised Code is posted on the Company’s website at www.biomimetics.com under the Company\Corporate Governance captions.

Item 5.07        Submission of Matters to a Vote of Security Holders

            On June 14, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  Five proposals were voted on at the meeting:  (1) the election of Samuel E. Lynch, Larry W. Papasan and James G. Murphy as Class III directors to serve until the Company’s 2014 Annual Meeting of Stockholders; (2) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (3) the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance from 37,500,000 to 100,000,000; (4) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and (5) a vote, on an advisory basis, on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

            Stockholders of record at the close of business on April 21, 2011 were entitled to vote at the Annual Meeting.  As of April 21, 2011, there were 27,978,558 shares of common stock outstanding and entitled to vote.  A quorum consisting of 25,050,271 shares of common stock of the Company were present or represented at the meeting.

            All of the proposals requiring approval were approved by the requisite vote necessary, and the votes with respect to each of the proposals are set forth below:

(1)               The election of each of Samuel E. Lynch, Larry W. Papasan and James G. Murphy as Class III directors to serve until the Company’s 2014 Annual Meeting of Stockholders:

Director Nominee	For	Withheld	Broker Non-Votes
Samuel E. Lynch	20,816,947	557,495	3,675,829
Larry W. Papasan	20,780,755	593,687	3,675,829
James G. Murphy	20,763,801	610,641	3,675,829

(2)               The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain
24,866,460	183,751	60

(3)               To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance from 37,500,000 to 100,000,000:

For	Against	Abstain
17,694,442	7,103,092	252,737

(4)        Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
20,948,823	412,353	13,266	3,675,829

(5)               Advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
19,636,480	303,750	1,420,888	13,324	3,675,829

Item 8.01        Other Events

On June 14, 2011, the Company issued a press release announcing the results of the Annual Meeting.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits

(d)  Exhibits

3.1       Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation

99.1     Press Release dated June 14, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC. By: /s/ Earl Douglas Name: Earl Douglas Title: General Counsel

June 15, 2011